CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2018
Disclosure of objectives, policies and processes for managing capital [abstract]
Disclosure of objectives, policies and processes for managing capital [text block]
18.	CAPITAL MANAGEMENT

The Company considers its capital structure to consist of debt, share capital, share-based payments reserve, and net of deficit. The Company manages its capital structure and makes adjustments to it, in order to have the funds available to support the acquisition, exploration and development of mineral properties and ongoing operations (Note 1). The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain future development of the business.

The declaration and payment of dividends on the Company’s common shares and the amount thereof are at the discretion of the Board of Directors, which takes into account the Company’s financial results, capital requirements, available cash flow, future prospects of the Company’s business and other factors considered relevant from time to time. There is a restrictive covenant on the Company’s ability to pay potential future dividends, which relates to a fixed charge coverage ratio of no less than 2:1. The fixed charge coverage ratio is calculated as EBITDA over interest expense. The amount of the dividend, is limited to a maximum dollar threshold which is calculated at an opening basket of US$10 million, plus 50% of the historical consolidated net income reported from the quarter of issuance and up to the most recently available financial statements at the time of such restricted payment.

Management reviews its capital management approach on an ongoing basis.

The Company’s capital is summarized as follows:

	December 31,	December 31,
	2018	2017
Secured notes payable	$408,144	$396,509
Share capital	629,796	475,624
Share-based payments reserve	6,750	5,549
Deficit	(173,765)	(146,431)
	$870,925	$731,251